SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 16, 2003

HPL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32967	77-0550714
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2033 Gateway Place, Suite 400, San Jose, California	95011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (408) 437-1466

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

                On May 15, 2003, HPL Technologies, Inc. (the “Company”) announced its results for the fourth quarter and year ended March 31, 2003.  A copy of the Company’s press release, dated May 15, 2003, is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit	Description

99.1	Press release, dated May 15, 2003.

*              *              *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HPL TECHNOLOGIES, INC.

Date: May 16, 2003	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated May 15, 2003